UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 16, 2012

(Exact name of registrant as specified in its charter)
Delaware	000-13059	33-0055414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (714) 549-0421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on page 4

Item 2.02 Results of Operations and Financial Condition.

On February 16, 2012, Ceradyne, Inc. issued a press release announcing financial results for the fourth quarter and twelve months ended December 31, 2011. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On February 16, 2012, Ceradyne, Inc. issued a press release announcing that the Board of Directors has declared a cash dividend of $0.15 per common share. The cash dividend will be paid on March 20, 2012 to stockholders of record as of March 6, 2012. A copy of this press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
99.1	Press release of Ceradyne, Inc. dated February 16, 2012.
99.2	Press release of Ceradyne, Inc. dated February 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.
February 16, 2012	By:	/s/ Jerrold J. Pellizzon
Jerrold J. Pellizzon
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Ceradyne, Inc. dated February 16, 2012.
99.2	Press release of Ceradyne, Inc. dated February 16, 2012.